SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):             March 31, 2003



                      FRONTLINE COMMUNICATIONS CORPORATION.
             (Exact name of registrant as specified in its charter)


           Delaware                     001-15673             13-3950283
                                       (Commission
(State or other jurisdiction of        File Number)        (I.R.S. Employer
        incorporation)                                    Identification No.)


                One Blue Hill Plaza, Pearl River, New York 10965
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (845) 623-8553

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Item 7.           Financial Statements and Exhibits.

Exhibit           Description
-------           -----------
99.1              Press Release dated March 31, 2003 announcing 2002 fourth
                  quarter and year end financial results.

Item 9.           Regulation FD Disclosure

                  On March 31, 2003 Frontline Communications Corporation issued a press release announcing its results of operations for the fourth fiscal quarter and fiscal year ended December 31, 2002. The full text of the press release, attached hereto as Exhibit
                  99.1 hereto, is furnished pursuant to Regulation FD.

                  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except as shall be expressly set for by specific reference in such filing.


                                   SIGNATURES


                           Pursuant to the requirements of the Securities
                  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  March 31, 2003


                                         Frontline Communications Corporation

                                              By /s/ Stephen J. Cole-Hatchard
                                                -----------------------------

                                                     Stephen J. Cole-Hatchard
                                                      Chief Executive Officer


                                  Exhibit Index
                                  -------------

                  Exhibit           Description
                  -------           ------------
                  99.1              Press Release dated March 31, 2003.